DEED OF SALE

THIS DEED OF SALE (this “Deed of Sale”) between DDS Technologies USA, Inc. a Nevada corporation, having its principal offices located at 150 East Palmetto Park Road, Suite 510, Boca Raton, Florida 33432 (the “Company”) and High Speed Fragmentation B.V., a Dutch corporation, having its principal offices located at Teleportboulevard 140, 104EJ Amsterdam, Netherlands (“HSF”) and Mr. Umberto Manola, an Italian citizen, residing at Via Martinengo, Cesaresco 78, I - 25128, Brescia, Italy (“Manola”), is entered into as of September 23, 2004 (the “Effective Date”).

RECITALS

A.    The Company, HSF and Manola, among others, are party to that certain Amended and Restated Memorandum of Understanding (the “Memorandum”) entered into as of the 31st day of July, 2004, attached as Appendix A hereto;

B.    Pursuant to the Memorandum, the parties thereto are to take all necessary and desirable actions to transfer to and confirm ownership by the Company of two of the three prototype machines incorporating the Technology (as such term is defined in the Memorandum), including the multi tasking machines in Marani and Poggio Rusco, free and clear of any claim or lien; and

C.    The Company, HSF and Manola wish to take all appropriate legal action to effect the confirmation and transfer of ownership in said machines. All, as set forth herein.

NOW, THEREFORE, in consideration of the premises, covenants, warranties and representations set forth herein and in the Memorandum, the parties agree as follows:

THE DEED

1 1.    Warranties and Representations.

HSF and Manola hereby warrant and represent, jointly and severally, as follows:

(a)    Manola constructed the following prototype machines and HSF paid for certain improvements and final modifications such machines: (i) the multitasking machine in Poggio Rosco; and (ii) the second multitasking machine in Marani (the “Machines”);

(b)    Subsequently, HSF acquired good title and ownership therein, free and clear of any debt, claim or lien;

(c)    HSF and Manola have full power and authority to enter into this Deed of Sale and perform their obligations contemplated hereby;

(d)    The execution and delivery of this Deed of Sale and the consummation of the transactions as contemplated hereunder do not and will not violate or conflict with any applicable statute, regulation, judgement, order, writ, decree, injunction or with the Memorandum and Articles of Association of HSF, or with any indenture, contract, licensing agreement, financing statement, or other agreement binding thereon, including confidentiality and non-competition undertakings; All required consents, licenses, permits and approvals in connection with the execution and delivery of this Deed of Sale or the performance of the transactions contemplated hereunder have been duly obtained. Nothing in the performance of this Deed of Sale creates any direct or indirect, commercial or professional or other conflict of interests whatsoever for the Company, HSF or Manola.

2 2.    Transfer of Title. Manola HSF hereby sell, transfer and assign and the Company hereby acquires the ownership in the Machines, free and clear of any debt, claim or lien, as of the Effective Date. The Company, Manola and HSF hereby confirm that the Company provided various funds used, inter alia, by HSF to purchase the Machines and therefore has already paid HSF an amount of €600,000 (six hundred thousand Euro), which constitutes full and complete consideration for such Machines.

HSF and Manola hereby irrevocably undertake to take any action and execute any further document or instrument required by the Company to effect the delivery of the Machines (and any supplementary accessories and documents) as follows: (i) the second multitasking machine in Marani will be delivered at the responsibility and cost of HSF to Poggio Rusco and HSF hereby undertakes to perform such delivery accordingly and promptly at the Company’s request; and (ii) the Machines will be delivered from Poggio Rusco at the responsibility and cost of the Company to a destination of its own choosing.

3.    Miscellaneous.

(a)    Severability. If any term or other provision of this Deed of Sale is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Deed of Sale shall nevertheless remain in full force and effect so long as the economic or legal substance of this Deed of Sale is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Deed of Sale so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Deed of Sale remain as originally contemplated to the fullest extent possible.

(b)    Further Assurances. HSF and Manola will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

(c)    Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Deed of Sale was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(d)    Entire Agreement. This Deed of Sale (including the preamble thereto and the documents and the instruments referred to herein, which are incorporated herein by this reference and made an integral part hereof as if fully set forth herein) constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter hereof.

(e)    Amendment. This Deed of Sale may not be amended except by an instrument in writing signed by the parties hereto. Any party to this Deed of Sale may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Deed of Sale. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

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(f)    Governing Law, Venue and Service of Process. The validity, interpretation and performance of this Agreement shall be governed by the substantive laws of the State of Florida, without the application of any principle that leads to the application of the laws of any other jurisdiction. Any proceeding arising between the parties in any manner pertaining to this Agreement shall be held in Miami-Dade County, Broward County or Palm Beach County, Florida, and the parties hereto hereby consent to personal jurisdiction in the state and federal courts located within such venues. Each party waives personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such party at the address set forth above, such service to become effective five business days after mailing.

(g)    Expenses. Except as otherwise specified in this Deed of Sale, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Deed of Sale and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

(h)    Notices. Any notice required or permitted to be delivered to any party to this Deed of Sale shall be deemed to have been given three (3) business days after having been sent by airmail, postage prepaid, or on the date delivered if hand delivered or the business day after the day sent by overnight courier for next business day delivery, and addressed to the respective party at the address set forth above or such other address as shall be specified by written notice.

(i)    Headings. The descriptive headings contained in this Deed of Sale are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Deed of Sale.

(j)    Assignment. Neither this Deed of Sale nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Deed of Sale shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(k)    No Third-Party Beneficiaries. This Deed of Sale shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Deed of Sale.

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(l)    Counterparts. This Deed of Sale may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same original instrument.

(m)    Legal Fees. If legal proceedings are commenced in connection with this Deed of Sale, the party which does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other costs and expenses, including investigation costs, incurred by the prevailing party in such proceedings.

(n)    Gender. All words used herein, irrespective of the number and gender specifically used, shall be deemed and construed to include or mean any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

(o)    Construction. This Deed of Sale and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Deed of Sale and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Deed of Sale or such other documents and instruments.

IN WITNESS WHEREOF, the Company, HSF and Manola have executed this Deed of Sale as of the date first above written.

DDS TECHNOLOGIES USA, INC.

By:
Name:
Title:

HIGH SPEED FRAGMENTATION B.V.

By:
Name:
Title:

UMBERTO MANOLA

__________________________________________

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APPENDIX “A”

-THE MEMORANDUM

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